CAPITAL CASH MANAGEMENT TRUST
                  Capital Cash U.S. Government Securities Trust
              Supplement to the prospectuses dated October 31, 2002
                     For Original Shares and Service Shares


          Management of Capital Cash U.S. Government Securities Trust (the "Government Securities Fund") has concluded that it is no longer practical for the fund to continue operations. Accordingly, the Government Securities Fund will no longer offer shares to the public, effective immediately.


                The date of this supplement is December 24, 2002